SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities and
Exchange Act of 1934
(Amendment No. _____)


Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [  ]


Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12



                        SUMMO MINERALS CORPORATION
             (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[  ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which
          transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:
     _____________________________________________


[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided
          by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount previously paid:


          2)   Form, Schedule or Registration Statement Number:


          3)   Filing party:


          4)   Date filed:

                        SUMMO MINERALS CORPORATION

Corporate Offices: 1100 Denver Center Bldg., 1776 Lincoln St.,
Denver, Colorado, 80203
Tel: (303) 861-5400; Fax: (303) 863-1736
Registered/Records Offices: 860 - 625 Howe Street, Vancouver,
B.C. V6C 2T6
Tel: (604) 687-7545; Fax: (604) 689-5041


                NOTICE OF ANNUAL GENERAL MEETING OF MEMBERS

TAKE NOTICE that the Annual General Meeting of Members of Summo Minerals Corporation (the "Company") will be held at the Queen Anne Room, Hotel Georgia, 801 West Georgia Street, Vancouver, British Columbia on Friday June 20, 1997 at the hour of 11:00 o'clock in the forenoon (Vancouver time) for the following purposes:

1.   To receive the Report of the Directors.

2. To receive the financial statements of the Company for its fiscal year ended December 31, 1996, and the report of the Auditors thereon.

3.   To elect Directors.

4. To re-elect Coopers & Lybrand, Chartered Accountants, to act as auditors and to authorize the Directors to fix their remuneration.

5. To consider, and if thought fit, to approve the issuance of stock options to certain directors, officers and employees during fiscal 1996.

     PERSONS TO WHOM SUCH OPTIONS WERE ISSUED SUBJECT TO MEMBER APPROVAL SHALL ABSTAIN FROM VOTING ON THEIR RESPECTIVE GRANTS. THE APPROVAL OF A MAJORITY OF DISINTERESTED MEMBERS OF THE COMPANY IS THEREFORE SOUGHT FOR EACH OPTION GRANT.

6. To transact any other business which properly come before the Meeting, or any adjournment thereof.

Accompanying this Notice are an Information Circular and Proxy. A member entitled to vote at the Meeting is entitled to appoint a proxy to attend and vote in his stead. If you are unable to attend the Meeting in person, please date, execute, and return the proxy within the time set out in the Proxy.

DATED at Vancouver, British Columbia, this 16th day of May, 1997.


                              ON BEHALF OF THE BOARD OF DIRECTORS
                              GREGORY A. HAHN,  PRESIDENT


                        SUMMO MINERALS CORPORATION

Corporate Offices: 1100 Denver Center Bldg., 1776 Lincoln St.,
Denver, Colorado, 80203
Tel: (303) 861-5400; Fax: (303) 863-1736
Registered/Records Offices: 860 - 625 Howe Street, Vancouver,
B.C. V6C 2T6
Tel: (604) 687-7545; Fax: (604) 689-5041

    ANNUAL GENERAL MEETING OF MEMBERS TO BE HELD ON JUNE 20, 1997

                 INFORMATION CIRCULAR AS AT APRIL 25, 1997


SOLICITATION OF PROXIES

THIS INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE MANAGEMENT OF SUMMO MINERALS CORPORATION (the "Company") for use at the Annual General Meeting of shareholders of the Company to be held at the Queen Anne Room, Hotel Georgia, 801 West Georgia Street, Vancouver, British Columbia, on Friday, June 20, 1996, at the hour of 11:00 o'clock in the forenoon (Vancouver time) and any adjournment thereof, for the purposes set forth in the attached Notice of Meeting. Except where otherwise indicated, the information contained is stated as of April 25, 1997. The Company anticipates that this Information Circular and the accompanying form of proxy will first be sent or given to members on or about May 16, 1997.

All cost of this solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, directors, officers and some regular employees may solicit proxies personally, by telephone or telegraph, but will not receive compensation for so doing.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company ("Management Proxyholder"). A shareholder desiring to appoint some other person ("Alternate Proxyholder") to represent him at the Meeting may do so by either striking out the printed names and inserting the Alternate Proxyholder's name or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Pacific Corporate Trust Company, not less than forty- eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting.

REVOCATION OF PROXY

A proxy may be revoked, before it is exercised, either by:

(a) signing a proxy bearing a later date or signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed as set out in the notes to the proxy), and depositing it at the time and place specified above for the proxy; or

(b)  registering in person with the Scrutineer at the Meeting.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by the shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments or variations.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

On April 15, 1997, there were 20,003,160 common shares issued and outstanding, each share carrying the right to one vote. Only members of record at the close of business on May 12, 1996, will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof. The presence in person or by proxy of two members holding not less than one-twentieth of the issued shares entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained in accordance with the Company's Articles.

The affirmative vote of a majority of shares represented in person or by proxy will be required to approve all of the matters to be acted upon at the Meeting except as follows. The Company intends to place before the members at the Meeting a resolution to approve options granted to six of the Company's insiders.
Each option grant must be approved by the disinterested members of the Company and accordingly each grantee shall abstain from voting with respect to his or her option.

To the knowledge of the Directors or Senior Officers of the Company, the beneficial owners or persons exercising control or direction over Company shares carrying more than 10% of the outstanding voting rights are:

                                                  Percent of
                                      Number of   Outstanding
                         Type of      Securities  Voting
Name                     Ownership      Owned     Securities

St. Mary Minerals        Direct &     9,924,093   49.61%
 Inc.(1)                 Beneficial

(1) St. Mary Minerals Inc. ("St. Mary") is a Colorado corporation with a head office at 1100-1776 Lincoln Street, Denver, Colorado, 80203. Mark A. Hellerstein is an officer and director of St. Mary and a director of the Company and a director and officer of its wholly-owned subsidiary. St. Mary is a wholly-owned subsidiary of St. Mary Land and Exploration Co., a public company whose shares are posted and listed for trading on NASDAQ. In addition to its direct shareholding, St. Mary holds warrants which entitle it to purchase up to an additional 3,536,090 shares of the Company.

The following table shows beneficial ownership of shares of the Company's outstanding common shares as of April 15, 1997, computed in accordance with the regulations promulgated by the United States Securities and Exchange Commission(1), (i) by all persons, insofar as is known to the Company, owning more than 5% of such shares and (ii) by each director, each of the executive officers and all directors and executive officers as a group. As of April 15, 1997, there were 20,003,160 shares of common shares issued and outstanding. The following shares include shares underlying certain options and warrants previously granted, although such options have not been exercised (see footnote 1 below).

                                        Amount and
               Name and                 Nature of      Percent
Title of       Position of              Beneficial     of
Class          Beneficial Owner         Ownership      Class

Common Shares  St. Mary Minerals Inc.   13,460,183(2)  57.2%
               Shareholder
               1776 Lincoln Street
               Suite 1100
               Denver, CO  80203

Common Shares  Matthew J. Mason          1,577,491(3)  7.79%
               Shareholder
               1930 Nelson Avenue
               West Vancouver, B.C.
               Canada V7V 2P4

Common Shares  John E. Robins            1,034,898(4)  5.09%
               Vice President
               and Director
               Box 210
               #17 Brunswick Beach
               Lions Bay, B.C.
               Canada V1T 6L4

Common Shares  John W. Ivany               336,250(5)  1.67%
               Director
               97 Marsh Harbour
               Aurora, Ontario
               Canada  L4G 5Y8

Common Shares  Gregory A. Hahn             361,000(6)  1.79%
               CEO, President and
               Director
               1776 Lincoln Street
               Denver, CO  80203

Common Shares  Robert A. Prescott          170,000(7)  0.84%
               Vice President of
                Operations,
               Summo USA
               P.O. Box 847
               Moab, Utah  84532

Common Shares  Robert Mason                 78,500(8)  0.39%
               Director
               4145 Staulo Crescent
               Vancouver, B.C.
               Canada

Common Shares  Frank E. Shanley            100,000(9)  0.50%
               Director
               444 Madison Avenue
               34th Floor
               New York, NY  10022-6988


Common Shares  Mark A. Hellerstsein        150,000(10) 0.74%
               Chairman of the Board
               1776 Lincoln Street
               Denver, CO  80203

Common Shares  J. Douglas Little           150,000(11) 0.74%
               Director
               4810 Puget Drive
               Vancouver, B.C.
               Canada V6L 2W3

Common Shares  James D. Frank              172,000(12)  .85%
               Vice President of Finance
               Chief Financial Officer
               1776 Lincoln Street
               Denver, CO 80203

Common Shares  All directors and execu-  2,477,648     11.64%
               tive officers as a group
               (nine persons)

(1) Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, includes as beneficial owners of securities, among others, any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power and/or investment power with respect to such securities; and any person who has the right to acquire beneficial ownership of such security within sixty days through means including but not limited to the exercise of any option, warrant, right or conversion of a security. Any securities not outstanding which are subject to such options, warrants, rights or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(2) St. Mary Minerals Inc. ("St. Mary") is a Colorado corporation. Mark A. Hellerstein is an officer and director of St. Mary and Chairman of the Board of the Company and a director and officer of its U.S. Subsidiary. St. Mary holds 9,924,093
shares directly.   St. Mary also holds warrants to acquire an
additional 2,920,000 shares at an exercise price of $1.21 Cdn. until October 17, 1997. Mr. Hellerstein owns no stock in St. Mary and disclaims beneficial ownership of the shares of the Company held by St. Mary.

(3) Mr. Mason holds 1,178,029 shares directly and as beneficiary of a trust, an additional 159,462 shares indirectly through a Canadian company controlled by him, and warrants to acquire 240,000 shares at an exercise price of $1.21 Cdn. per share until October 17, 1997. Mr. Mason is also the record holder of an additional 175,000 shares for which he disclaims beneficial ownership.

(4) Mr. Robins holds 705,498 shares directly and as beneficiary of a trust, an additional 14,400 shares indirectly through a Canadian company controlled by him, warrants to acquire 240,000 shares at an exercise price of $1.21 Cdn. until October 17, 1997 and an option to purchase 150,000 shares at an exercise price of $1.40 Cdn. per share. Options for 75,000 of these shares will be vested within sixty days. 100,000 shares of the Company's Common Shares are held in trust for the benefit of Mr. Robins' wife. Mr. Robins disclaims beneficial ownership of such shares.

(5) Mr. Ivany holds 236,250 shares directly and an option to acquire 100,000 shares at an exercise price of $1.20 Cdn. per share.

(6) Mr. Hahn holds 166,000 shares directly, an option to acquire 100,000 shares at an exercise price of $1.20 Cdn. per share, an option to acquire 50,000 shares at an exercise price of $2.10 Cdn. per share and an option to purchase 120,000 shares at $1.10 Cdn. per share. A maximum of 195,000 of Mr. Hahn's options could be vested within sixty days.

(7) Mr. Prescott holds an option to acquire 100,000 shares at an exercise price of $1.20 Cdn. per share and an option to purchase 120,000 shares at $1.10 Cdn. per share. A maximum of 170,000 of Mr. Prescott's options could be vested within sixty days.

(8) Mr. Mason holds 16,100 shares directly and 24,900 shares jointly with his spouse. He also holds an option to acquire
150,000 shares at an exercise price of $1.50 Cdn. per share.
Options for 37,500 shares are currently vested.

(9) Mr. Shanley holds 25,000 shares directly, an option to acquire 50,000 shares at an exercise price of $1.20 Cdn. per share, and an option to acquire 100,000 shares at an exercise price of $1.50 Cdn. per share. Options for 75,000 shares are currently vested.

(10) Mr. Hellerstein holds an option to acquire 150,000 shares at an exercise price of $1.20 Cdn. per share.

(11) Mr. Little holds an option to acquire 150,000 shares at an exercise price of $1.20 Cdn. per share.

(12) Mr. Frank holds 2,000 shares directly, an option to acquire 100,000 shares at an exercise price of $1.20 Cdn. per share and an option to acquire 120,000 shares at an exercise price of $1.10 Cdn. per share. A maximum of 170,000 of Mr. Frank's options could be vested within sixty days.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the period ending December 31, 1996 (the "Financial Statements"), together with the Auditor's Report thereon, will be presented to Members at the Meeting. The Financial Statements, together with the Auditor's Report thereon, are being mailed to members of record with this Information Circular. Copies of the Financial Statements, Notice of Meeting, Information Circular and Proxy will also be available from the Company's Registered Office, 860
- 625 Howe Street, Vancouver, British Columbia, V6C 2T6.

BOARD OF DIRECTORS AND COMMITTEES

All directors of the Company are elected annually. At this Meeting, seven directors are to be elected to hold office until the next annual general meeting, or until their successors are appointed in accordance with the Articles of the Company. The Company's nominees are identified below. The seven persons nominated to become directors of the Company are currently serving in that capacity.

The proxies will be voted for such persons as the Company shall determine unless a contrary specification is made in the proxy.
All nominees have consented in writing to act as a director.

The Board of Directors, acting as a nominating committee of the whole, selects director nominees. Not less than 56 days before it holds a general meeting at which a director is to be elected the Company publishes an Advance Notice of Annual General Meeting inviting written nominations for directors signed by members holding in the aggregate not less and 10% of the shares having the right to vote at the meeting. The Board performed its nominating committee functions during the course of regular meetings of the full Board of Directors during 1996.

The Board has a Compensation Committee whose primary function is to oversee the administration of the Company's and its subsidiary's employee benefits plans and to establish the Company's compensation policies. The Compensation Committee recommends to the Board the compensation arrangements for senior management and directors and adoption of compensation plans in which officers and directors are eligible to participate. See "Report of Compensation Committee" contained herein. This committee, currently comprised of Mark A. Hellerstein, Chairman, John Ivany and Robert Mason, was established in January 1996. Subsequent to its formation, the committee has met once with all members attending.

The directors elect at their first meeting following each annual general meeting an Audit Committee, composed of not fewer than three directors, of whom a majority shall not be officers or employees of the Company or an affiliate of the Company, to hold office until the next Annual General Meeting. Before a financial statement that is to be submitted to members is considered by the directors it is submitted to the audit committee for review, and thereafter, the report of the audit committee on it is submitted to the directors. In addition to its duties of assisting the Board in fulfilling its responsibilities for financial reporting, the Audit Committee recommends the engagement and discharge of independent auditors, directs and supervises special investigations when necessary, reviews with independent auditors the audit plan and the results of the audit, reviews the independence of the independent auditors, considers the range of audit fees and reviews the scope and results of the Company's procedures of internal auditing and the adequacy of its system of internal accounting controls. Current members of the Company's Audit Committee are Mark A. Hellerstein, Chairman, John Ivany and Robert Mason. The Audit Committee held one meeting during 1997 to review the audit plan and the results of the audit for the year ended December 31, 1996. All members of the Audit Committee attended the meeting.

During 1996, the full Board of Directors held twenty-three meetings, including actions by consent. No director attended less than 75% of the total Board meetings held during the director's tenure on the Board.

Nominees

The following information regarding the nominees for election as directors is provided in conjunction with their nomination.

Directors/Occupation          Age at April        Director
and Background                15, 1997            Since

Mark A. Hellerstein                44             June 1995

Director of Summo USA since October 1993 and was appointed its Vice President, Secretary and Treasurer in June 1995; Director of St. Mary Land & Exploration Company, the parent company of St. Mary Minerals Inc., since September 1992 and has been President, Chief Executive Officer and Chief Financial Officer of St. Mary Land & Exploration Company since May 1994 and an officer since September 1991; Past Vice President - Finance, Chief Financial Officer and Secretary of CoCa Mines Inc. which was acquired by Hecla Mining Company in 1991.

Gregory A. Hahn                    45             March 1994

President & Director of Summo USA since October 1993; Vice
President of St. Mary Minerals Inc. from September 1991 until
December 1995. From 1986 to 1991 he was chief geological engineer of CoCa Mines Inc. Member of the American Institute of
Professional Geologists.

John E. Robins                     37             January 1993

President of the Company from January 1993 to September 1993. Principal of Hunter Exploration Group since 1990. Director of Camnor Resources Ltd., International Northair Mines Ltd., Western Keltic Resources Inc, Blackstone Resources Ltd., and Norcal Resources; Officer of Condor International Resources Inc. and Tenajon Resources Corp. All of these are public companies engaged in the natural resources business and their shares are traded on the Vancouver Stock Exchange.

Robert Mason                       45             February 1997

Senior Vice President, Commercial and Industrial, of Intracorp
Developments, Ltd. since 1995.  Vice President of Intrawest
Development Corp. from 1985 to 1995.

John W. Ivany                      52             November 1994

Past President and Chief Executive Officer from February 1995 until June 1995. Executive Vice President of Kinross Gold Corporation and President and Director of Cartaway Resources Corporation, both of which are public companies traded on The Toronto Stock Exchange and Alberta Stock Exchange, respectively. He currently is associated with the following public companies as a director: GeoNova Explorations Incorporated, and Starcore Resources Ltd; Executive Vice President of Consolidated Ramrod Resources Inc. from September 1992 to August 1993. President of St. Philips Resources, Inc. from September 1993 to January 1995.

J. Douglas Little                  77             April 1995

Mining consultant and Director of Prime Resources Group Inc. a public company, since September 1992; Director of Stikine Resources Ltd. from July 1991 to June 1992 and of Canada Tungsten from October 1988 to October 1994. President & Director of Geddes Resources Ltd. from 1987 to 1990. Director of Cominco Resources International Ltd. from 1991 to 1996.

Frank E. Shanley                   43             January 1996

General partner in Dudley & Company, an investment management firm; he also serves as a general partner of several investment partnerships and as a trustee for various trusts.; Member of the New York Society of Security Analysts.


There are no family relations (first cousin or closer) among the directors. There are no arrangements or understandings between any directors and any other person pursuant to which that director was elected. Messrs. Robins, Mason, Ivany and Little are residents of Canada. Messrs. Hellerstein, Hahn and Shanley are residents of the United States.


Advance Notice of Annual General Meeting of the Company was published pursuant to Section 135 of the Company Act (British
Columbia) in the Vancouver Province on April ____, 1997.

STATEMENT OF EXECUTIVE COMPENSATION

The Company is registered with the Securities Exchange Commission of the United States under the Securities Exchange Act of 1934 (United States) and accordingly the information provided in this section is the information required by Item 402 of Regulation S-K under that Act instead of the information required by Form 41 of the Securities Act (British Columbia).

Executive Officers of the Company

The following background information is provided on the Company's executive officers:

Name, Position                Age at April        Officer
and Background                15, 1997            Since

Gregory A. Hahn                    45             March 1994

President & Chief Executive Officer. See "Nominees"

James D. Frank                     48             February 1996

Vice President Finance and Chief Financial Officer; Independent financial consultant from October 1994 to January 1996; Vice President Finance and Chief Financial Officer of Consolidated Nevada Goldfields Corp. from May 1986 until October 1994.

Robert Prescott                    58             April 1995

Vice President of Operations of Summo USA General Manager of the Alta Gold Company's Copper Flat Project from 1993 to 1995. General Manager of the Mule Canyon and other projects of Gold Fields Mining Company from 1992 to 1993; From 1981 to 1995 he held various positions with Inspiration Resources Corporation including Vice President of its Inspiration Gold, Inc. subsidiary from 1990 to 1992.

Cash Compensation

The following table shows all compensation paid or to be paid by the Company or any of its subsidiaries during the fiscal years indicated to the Chief Executive Officer and all executive offers who earned at least $100,000 U.S. in total compensation during the last fiscal year.

                        SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION

  (a)               (b)        (c)       (d)       (e)

                                                  Other
                                                  Annual
Name and                                          Compen-
Principal                     Salary     Bonus    sation
Position            Year      (U.S.$)   (U.S.$)   (U.S.$)

G. Hahn             1994       --         --        --
Chief Execu-        1995      60,000      350       --
 tive Officer       1996     123,750      --        --
 and President

J. Frank            1994       --         --        --
Chief Financial     1995       --         --        --
 Officer and        1996     100,833      --        --
 Vice President,
 Finance

R. Prescott         1994       --         --        --
Vice President      1995      69,520      --        --
 of Operations      1996     110,000      --        --
 of U.S.
 Subsidiary

LONG TERM COMPENSATION

                       Awards               Payouts
                    (f)        (g)       (h)       (i)

                                                  All
                  Restricted                      Other
Name and            Stock                LTIP     Compen-
Principal          Award(s)             Payouts   sation
Position            (U.S.$)  Options(#)  (U.S.$)  (U.S.$)

G. Hahn             --       150,000      --        --
Chief Execu-        --          --        --        --
 tive Officer       --       270,000      --        --
 and President

J. Frank            --          --        --        --
Chief Financial     --          --        --        --
 Officer and        --       220,000      --        --
 Vice President,
 Finance

R. Prescott         --          --        --        --
Vice President      --       100,000      --        --
 of Operations      --       120,000      --        --
 of U.S.
 Subsidiary



Options

The following table shows information regarding individual grants of stock options during the last fiscal year to the Company's executive officers named in the foregoing table. The prices and values are denominated in Canadian dollars. The U.S. dollar exchange rate as at April 15, 1997 was $1.3966.


                     OPTION GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS


(a)                (b)           (c)               (d)

                             Percent of
                             Total Options        Exercise
Name and          Options     Granted to          or Base
Principal         Granted    Employees in         Price
Position            (#)       Fiscal Year         ($Cdn/Sh)

G. Hahn          100,000         15%              $1.20
Chief Execu-     120,000*        18%              $1.10
 tive Officer     50,000          8%              $2.10
 and President   270,000         41%

J. Frank         100,000         15%              $1.20
 Vice Presi-     120,000*        18%              $1.10
 dent and Chief  220,000         33%
 Financial
 Officer of
 U.S. Subsidiary

R. Prescott      120,000*        18%              $1.10
Vice President
 and Chief
 Operating
 Officer of
 U.S. Subsidiary


POTENTIAL REALIZED VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE
APPRECIATION FOR OPTION TERM

                  (e)            (f)              (g)
Name and
Principal      Expiration        5%               10%
Position         Date           ($Cdn.)         ($Cdn.)


G. Hahn          1/31/2001    $  33,154        $  73,261
Chief Execu-     3/26/2001       36,469           80,587
 tive Officer    6/09/2001       29,010           64,104
 and President                $  98,633        $ 217,952

J. Frank         1/31/2001    $  33,154        $  73,261
 Vice Presi-     3/26/2001       36,469           80,587
 dent and Chief               $  69,623        $ 153,848
 Financial
 Officer of
 U.S. Subsidiary

R. Prescott      3/26/2001    $  36,469        $  80,587
Vice President
 and Chief
 Operating
 Officer of
 U.S. Subsidiary


* Options for 30,000 shares vest and are exercisable upon successful completion of construction permitting of the Lisbon Valley Project by June 30, 1996. Permitting was completed in April 1997 and these options have vested. Options for another 40,000 shares vest and are exercisable upon successful completion of project financing for the Lisbon Valley Project by June 30, 1997. Options for the remaining 50,000 shares vest upon satisfaction of all completion requirements established by senior lending institutions for Lisbon Valley project performance by March 31, 1998. The conditions for vesting of the latter 90,000 options have not yet been satisfied.

The foregoing options automatically terminate on the date which is thirty days after the grantee ceases to be a director or senior officer of the Company or any of its subsidiaries.

Option Exercises and Values

The following table sets forth information regarding each exercise of stock options during the last fiscal year of the Company and the fiscal year end value of unexercised options. All options listed are fully vested but terminate on the date which is thirty days after the optionee ceases to be an insider of the Company. During the last fiscal year, none of the named executive officers exercised stock options.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION VALUES



(a)                      (b)                    (c)


                          Number of            Value of
                          Unexercised        Unexercised
                           Options at        In-the-Money
                         Fiscal Year End(#)  Options at
                           Exercisable/      Fiscal Year End
                          Unexercisable        ($ Cdn.)
                                             Exercisable/
Name                                         Unexercisable

G. Hahn                  112,500/157,500     $20,000/$36,000

R. Prescott              100,000/120,000     $20,000/$36,000

J. Frank                 100,000/120,000     $20,000/$36,000


Long-Term Incentive Plans

The Company has no long-term incentive plans.

Compensation of Directors

There are no standard compensation arrangements for directors for their services as such, including service on committees or special assignments or as consultants or experts.

During the last fiscal year, the Company did not compensate any of its directors for their services as such, including service on committees or special assignments or as consultants or experts, except that the following directors were granted options for their services as directors:

                   No. of     Exercise     Expiration
Name               Shares     Price ($Cdn)   Date      Vesting

J. Douglas Little  110,000   $1.20         1/31/2001   Fully
                                                       vested

Frank E. Shanley    50,000   $1.20         1/31/2001   Fully
                                                       vested

Mark A.
 Hellerstein       150,000   $1.20         1/31/2001   Fully
                                                       vested

John E. Robins     150,000   $1.40*        5/29/2001   25%
                                                       exercis-
                                                       able
                                                       immediate-
                                                       ly; addi-
                                                       tional
                                                       25%
                                                       exercis-
                                                       able on
                                                       each of
                                                       5/29/97,
                                                       5/29/98
                                                       and
                                                       5/29/99

Greg Hahn          50,000    $2.10        6/9/2001     25%
                                                       exercis-
                                                       able
                                                       immediate-
                                                       ly;
                                                       additional
                                                       25%
                                                       exercis-
                                                       able on
                                                       each of
                                                       6/9/97,
                                                       6/9/98 and
                                                       6/9/99

*  Options were initially granted with an exercise price of $2.50
Cdn. and were repriced in December 1996.

Employment Contracts and Termination of Employment Arrangements

Gregory Hahn's employment as President and Chief Executive Officer is the subject of an Employment Agreement dated December 31, 1995 (the "Hahn Agreement"). Pursuant to this agreement, Mr. Hahn is to receive an annual salary of $120,000 U.S. per year and a standard benefit package. Mr. Hahn's salary was increased to $125,000 for fiscal 1997. Mr. Hahn will also be entitled to additional bonus or incentive compensation as determined by the Board of Directors.

If Mr. Hahn's employment by the Company is terminated for any reason other than Hahn's gross negligence or willful misconduct, a criminal or securities related conviction, material breach of the Hahn Agreement or incapacitation of Hahn, Hahn will be entitled to continue to receive his annual compensation and insurance benefits for one year after such termination.

Robert A. Prescott's employment as Vice President of Operations of Summo USA is the subject of a letter agreement dated April 5, 1995 (the "Prescott Agreement"). Pursuant to this agreement, Mr. Prescott is to receive a salary of $100,000 U.S. per year and a standard benefits package. Mr. Prescott's salary has been raised to $110,000 for fiscal 1997. The Prescott Agreement provides that a cash bonus program is anticipated which Mr. Prescott will help design and will participate in once established.

In the event development of the Lisbon Valley Property does not proceed and Mr. Prescott's employment is terminated as a result thereof, Mr. Prescott will receive one year's salary as a severance payment.

James D. Frank's employment as Vice President of Finance and Chief Financial Officer is the subject of a letter agreement dated January 29, 1996 (the "Frank Agreement"). Pursuant to his agreement, Mr. Frank is to receive a salary of $110,000 U.S. per year and a standard benefits package. The Frank Agreement provides that a bonus program will be setup by the Compensation Committee of the Board of Directors. Mr. Frank is also to receive options to purchase 100,000 shares of the Company with a five-year term at an exercise price in accordance with the requirements of the regulatory authorities. This option was granted in February 1996 at an exercise price of $1.20 Cdn. per share.

In the event the Company has a change in control and Mr. Frank's employment is terminated or he is asked to take a different position as a result thereof, Mr. Frank will receive one year's salary as a severance payment.

There are no other employment contracts between the Company or any of its subsidiaries and any named executive officer. Except as set forth above, there are no other compensatory plans or arrangements, including payments to be received from the Company or any of its subsidiaries, with respect to the resignation, retirement or other termination of the employment of any named executive officer or related to a change in control of the Company.

Compensation Committee Interlocks and Insider Participation

The Board of Directors established a Compensation Committee in January 1996. The following individuals serve on the Compensation
Committee: Mark Hellerstein, John Ivany and Robert Mason. John Robins served on the Compensation Committee from its inception until May 1996. Mr. Hellerstein is Vice President and Secretary of the Company's U.S. subsidiary. He is also the Chairman of the Company. Mr. Hellerstein is also a Director and Chief Executive Officer of St. Mary Land & Exploration, which is a party to the management agreement with the Company described below under "Management Contracts" and is the parent of St. Mary Minerals Inc., which beneficially owns 57.2 percent of the common shares of the Company. See "Voting Shares and Principal Holders Thereof." None of the individuals who served on the Compensation Committee were employees of the Company during the last fiscal year.

Compensation Committee Report for 1996

During 1996 the Compensation Committee consisted of Mark A. Hellerstein, John W. Ivany and John Robins. Mr. Robins resigned from the Compensation Committee in May 1996. The current Compensation Committee consists of Mark A. Hellerstein, John W. Ivany and Robert Mason. The Company hired one executive officer, the Vice President - Finance and Chief Financial Officer, in 1996. This was the third salaried executive officer of the Company. Prior to 1995, executive officers of the Company served without compensation. The executive officers hired in 1995 were up for a salary review in 1996. Therefore a Compensation Committee was duly constituted at the January 16, 1996 Board meeting to review executive performance and executive compensation and to recommend to the Board changes as appropriate.

The President and Chief Executive Officer acts in an advisory capacity to the Compensation Committee to recommend appropriate compensation of Executive Officers. The current CEO was appointed in July 1995. The current CEO's annual salary was established at 20% above the salary of the Vice President - Operations and the Vice President - Finance, who were hired in April 1995 and February 1996, respectively. The Vice President - Operations' and the Vice President - Finance's initial salaries were established based upon a 1995 Mining Industry Compensation Survey performed by Mountain States Employers Council, Inc.

During 1996, the President and the Vice President - Operations were given performance reviews. The Board of Directors accepted the Compensation Committee's recommendation to increase the President's salary to $125,000 per annum from the previous year's level of $120,000 and to increase the Vice President - Operations' salary to $110,000 per annum from the previous year's level of $100,000.

                              Mark A. Hellerstein
                              John W. Ivany
                              Robert L. Mason


Performance Graph

The common shares of the Company started trading on the Vancouver
Stock Exchange (VSE) in October 1994 and on The Toronto Stock
Exchange (TSE) in January 1996.

The following graph shows the quarterly percentage change in cumulative shareholders return on the Company s common shares compared to the cumulative total return of the TSE 300 index and the TSE Metals and Minerals index since the end of October 1994 (since this is when the Company s shares started publicly trading), assuming a $100 Cdn. investment on October 31, 1994 and reinvestment of dividends during the period. The intervals below represent values as of the end of each list month:

GRAPH:  CUMULATIVE TOTAL RETURN SINCE OCTOBER 1994

          VALUE OF INVESTMENTS (APPROX.)

                                        TSE
               SUMMO          TSE       METALS &
               MINERALS       300       MINERALS
               CORP.          INDEX     INDEX


OCT 94         100            100       100

DEC 94         175            100       100

MAR 95         140            100       100

JUN 95         150            105       115

SEP 95         160            105       115

DEC 95         140            110       120

MAR 96         130            125       125

JUN 96         225            120       125

SEP 96         120            120       125

DEC 96         160            125       145


MANAGEMENT CONTRACTS

A Management Agreement (the "St. Mary Agreement") dated as of April 1, 1994, and effective as of July 29, 1993, was entered into among St. Mary, the Company and Summo USA. Pursuant to the St. Mary Agreement, St. Mary agreed to provide to Summo USA all management and staff services required to carry out the corporate purposes of the Summo USA including but not limited to (i) the making of all expenditures necessary to carry out its program and budgets, (ii) the acquisition of all materials, supplies, equipment and services required for its operations, (iii) the making or arranging for all payments required by its leases, licenses, permits, contracts and other agreements, (iv) the application for all necessary permits, licenses and approvals, the compliance with all applicable laws and regulations and the preparation and filing of all required reports or notices, (v) the provision of policies of insurance in reasonable amounts with reasonable coverages, (vi) the maintenance of its accounting, financial and other records reflecting all of its activities and operations, (vii) the provision of periodic reports to it and to the Company on its expenditures, operations and activities, and
(viii) the undertaking of all other activities reasonably necessary or desirable in connection with and in addition to the foregoing.

As compensation for the services provided, St. Mary was reimbursed for all of its out-of-pocket costs and was originally paid 5% of such direct costs as well as 7.5% of contractor charges on contracts of U.S. $20,000 or less and 5% on contracts exceeding U.S. $20,000. Pursuant to a mutual oral agreement of the parties, St. Mary ceased receiving the foregoing surcharges on July 1, 1995 and began receiving only a surcharge of 35 percent on the base salary of Gregory Hahn (currently $120,000 U.S. per year) and Summo's Denver-based administrative assistant, which salaries were paid by St. Mary and reimbursed by Summo USA. By mutual agreement of the parties, the St. Mary Agreement was terminated effective January 1, 1996 and replaced by an oral arrangement between the Company and St. Mary Land & Exploration Company ("St. Mary Land"), the parent company of St. Mary, whereby St. Mary Land provides the services outlined in the St. Mary Agreement on an as needed basis and is reimbursed for its out-of-pocket costs and for a pro rata allocation of the salaries and benefits paid to St. Mary Land employees who perform services on behalf of the Company. Mark A. Hellerstein is an officer and director of St. Mary and St. Mary Land and Chairman of the Board of the Company and a director and officer of Summo USA. St. Mary beneficially holds or has warrants to acquire 13,460,183 shares of the Company's common shares.

During the most recently completed financial year, St. Mary was paid $13,624 for services rendered pursuant to the St. Mary
Agreement.

The Company has entered into a management agreement effective as of April 1, 1994 (the "Northair Agreement"), with International Northair Mines Ltd. ("Northair"). Pursuant to the agreement, Northair agreed to provide the use of the premises at 860-625 Howe Street, Vancouver, B.C., Canada, and certain administrative, general office and other services to the Company in consideration of the payment of $2,000 Cdn. per month. In addition, the Company must reimburse Northair for individual expenses incurred by Northair on behalf of the Company. Northair is a public company, the shares of which are traded on the Vancouver Stock Exchange. John E. Robins is a director of the Company and an officer and director of Northair. The monthly payment under the Northair Agreement has been reduced to $500 Cdn. per month.

During the most recently completed financial year, Northair was paid $11,000 for services provided pursuant to the Northair
Agreement.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

None of the directors, executive officers, senior officers, proposed nominees for election as directors or their associates have been indebted to the Company since the beginning of the last completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the management contracts described above, the following related party transactions occurred in the last fiscal year.

In November 1996, the Company issued 1,232,180 units at a price of $1.10 Cdn. per unit by way of a private placement with two investors. Each unit consisted of one share and warrant to purchase an additional share for a period of two years at an exercise price of $1.20 Cdn. during the first year and increasing to $1.38 Cdn. during the second year. St. Mary Minerals Inc. purchased 616,090 units. St. Mary beneficially holds or has warrants to acquire 13,460,183 common shares of the Company.

Other than as disclosed herein, no insider of the Company, proposed nominee for election as a director, or any associate or affiliate of them, has any material beneficial interest, directly or indirectly, in any transaction since the commencement of the Company's last financial year or in any proposed transaction, which has or will materially affect the Company. Although the foregoing transaction was not arm's length, the Company believes it was done on terms at least as favorable as those which could have been obtained from a third party.

CHANGES IN AUDITORS

Effective January 25, 1996, the Company's previous auditor, Staley, Okada, Chandler & Scott, Chartered Accountants ("Staley, Okada"), resigned as the Company's auditor. At the same time, the Board of Directors voted to fill the vacancy until the next annual general meeting by appointing Coopers & Lybrand, Chartered Accountants, as the Company's new auditor. No previous report of Staley, Okada on the Company's financial statements contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. There also had not been any disagreement with Staley, Okada relative to any uncertainty, audit scope or accounting principles. The sole reason for the change was the apparent preference of potential investors in the Company that the Company retain an auditing firm with a substantial United States and international reputation. The change was recommended by the Audit Committee and approved by the Board of Directors as a whole.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Company listed its shares on The Toronto Stock Exchange in January 1996. To date a corporate governance committee has not been formed. This section discloses the corporate governance practices of the Company as required by The Toronto Stock Exchange under section 474 of the Company Manual.

Directors

The Company's Board of Directors is responsible for supervising the conduct of the Company's affairs and the management of its business. The Board's mandate is to set long range goals and objectives for the Company proposed by senior management and to supervise the senior management in the implementation of plans and strategies necessary to achieve these objectives.

The Board of Directors acts in general accordance with the guidelines for effective corporate governance suggested by The Toronto Stock Exchange. The Board does not currently have a written communications policy for the Company. All releases of information to the public are drafted and reviewed by the President and Chief Executive Officer prior to release to the public.

Any decisions which effect or may effect major capital expenditures or significant commitments on behalf of the Company, and any decisions which materially effect the future or direction of the Company, are referred to the Board for discussion, review and decision.

The seven-member Board consists of a majority of unrelated directors. Gregory A. Hahn is President and CEO of the Company and a Director; John E. Robins is Vice President of the Company and a Director.

Mark A. Hellerstein chairs the Board and represents St. Mary Minerals Inc. ("St. Mary"). St. Mary is a significant shareholder of the Company. St. Mary is a wholly-owned subsidiary of St. Mary Land & Exploration Company, a NASDAQ-listed natural resource company, of which Mr. Hellerstein is President and Chief Executive Officer. Mr. Hellerstein is not part of senior management of the Company. None of the remaining directors have any relation or affiliation with St. Mary Minerals Inc. or St. Mary Land & Exploration Company.

Committees

Two separate committees of the Board have been constituted to date: the Audit Committee and the Compensation Committee. Both committees consist of a majority of unrelated directors; the President and CEO acts as advisor only to both committees.

Identification of Prospective Directors

All directors have been charged with identifying potentially new Board members who could serve in an appropriate capacity as the Company grows. Changes to the board can be expected periodically as the Company matures and the Board identifies prospective new members who can help direct the Company.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

                          APPOINTMENT OF AUDITORS

The management of the Company intends to nominate Coopers & Lybrand, Chartered Accountants, of 1111 West Hastings Street, Vancouver, B.C. V6E 3R2, as auditor of the Company to hold office until the close of the next Annual General Meeting of members. It is proposed that the remuneration to be paid to the auditor be fixed by the directors.

To the knowledge of management, neither Coopers & Lybrand, Chartered Accountants nor any of its members has any direct or indirect financial interest in the Company nor any connection with the Company in any capacity other than as independent auditors. A representative of Coopers and Lybrand is expected to attend the Meeting and be available to answer questions from members.

                    APPROVAL OF INCENTIVE STOCK OPTIONS

(a)      Summary of General Requirements

Incentive stock options may be granted to directors and employees of the Company in accordance with the policies of The Toronto Stock Exchange ("TSE"). The number of shares granted pursuant to each option is determined in the discretion of the Board of Directors provided that the aggregate number of shares subject to incentive stock options issued to any one person may not exceed 5% of the issued and outstanding Common Shares of the Company. The option price is determined by the Board of Directors and may not be lower than the market price of the Company's shares on the TSE at the time of grant. The options are not transferable and terminate thirty days after the termination of employment or office, except in the case of termination for cause, in which case the options terminate immediately. In the event of death, the option is fully exercisable by the optionee's heirs or personal representative at any time up to six months from date of death. Options which are not granted pursuant to a plan approved by the members and the TSE cannot be exercised until they are approved by the TSE and the members.

(b)      Granting of Options

During the most recently completed financial year ended December
31, 1996 (the "Financial Period"), the Company granted the following incentive stock options to its directors and other insiders:

                                                  Consideration
Name of             Date of          No. of       Received for
Optionee            Grant            Shares       Options

+Gregory A. Hahn    Feb. 01, 1996    100,000      none
+J. Douglas Little  Feb. 01, 1996    110,000      none
+Frank E. Shanley   Feb. 01, 1996     50,000      none
+Mark A.
  Hellerstein       Feb. 01, 1996    150,000      none
+James D. Frank     Feb. 01, 1996    100,000      none
+Gregory A. Hahn    Mar. 26, 1996    120,000      none
+Robert Prescott    Mar. 26, 1996    120,000      none
+James D. Frank     Mar. 26, 1996    120,000      none
+Matthew J.Mason    Apr. 30, 1996     67,500      none
Matthew J. Mason    Apr. 30, 1996     82,500      none
*John E. Robins     May 29, 1996     150,000      none
*Gregory A. Hahn    June 9, 2001      50,000      none
*Michael
  Charneskie        July 7, 1996      20,000      none
*Karen Melfi        Dec. 2, 1996      20,000      none


                              Exercise
                              Price
Name of                       Per Share      Expiry
Optionee                      ($Cdn)         Date

+Gregory A. Hahn              $1.20          Jan. 31, 2001
+J. Douglas Little            $1.20          Jan. 31, 2001
+Frank E. Shanley             $1.20          Jan. 31, 2001
+Mark A.
  Hellerstein                 $1.20          Jan. 31, 2001
+James D. Frank               $1.20          Jan. 31, 2001
+Gregory A. Hahn              $1.10          Mar. 26, 2001
+Robert Prescott              $1.10          Mar. 26, 2001
+James D. Frank               $1.10          Mar. 26, 2001
+Matthew J.Mason              $1.51          Apr. 30, 2001
Matthew J. Mason              $1.51          Apr. 30, 2001

*John E. Robins               $2.50, reduced May 29, 2001
                              to $1.40 in
                              Dec. 1996

*Gregory A. Hahn              $2.10          June 9, 2001
*Michael
  Charneskie                  $1.90          June 9, 2001
*Karen Melfi                  $1.50          Dec. 2, 2001


The term "insider" has the same meaning as contained in the British Columbia and Ontario Securities Acts, and includes the Secretary and all Vice Presidents of the Company. Michael Charneskie is Secretary of the Company and Karen Melfi is Vice President of Land and Government Affairs.

It is the policy of the TSE that the approval of the members be received with respect to granting of incentive stock options to insiders (collectively the "Optionees") of the Company or if more than 10% of the issued and outstanding Common Shares of the Company could be reserved for options or issued pursuant to options in any one-year period.

(c)      Exercise of Options

The following are particulars of incentive stock options exercised by the directors and other insiders of the Company during the Financial Period:

                                        Closing
                                        Price Per  Aggre-
               Exercise       Date      Share on   gate
               Price          of        Exercise   Net
No. of         Per Share      Exer-     Date       Value(1)
Shares         ($Cdn)         cise      ($Cdn)     ($Cdn)

150,000        $0.60     April 30, 1996   $1.51   $136,500
150,000        $0.60     May 24, 1996     $1.50   $135,000
150,000        $1.20     Sept. 09, 1996   $1.35   $ 22,000
150,000        $0.60     Sept. 24, 1996   $1.00   $ 60,000
150,000        $0.60     April 30, 1996   $1.50   $135,000


(1) Aggregate net value represents the market value less the exercise price at the date of exercise.

(d)  Options Granted Subsequent to the Financial Period

Subsequent to the year-ended December 31, 1996, the following options have been granted to insiders:

                                Consi-
                                deration  Exercise
                                Received   Price
Name of    Date of    No. of    for       Per Share  Expiry
Optionee    Grant     Shares    Options   ($Cdn)     Date

*Robert    Feb. 6,    150,000   none      $1.50   Feb. 6, 2002
 Mason     1997

*Frank E.  Feb. 6,    100,000   none      $1.50   Feb. 6, 2002
  Shanley  1997


(e)      Summary of Number of Securities under Option

In summary, incentive stock options to purchase a total of 1,272,500 common shares without par value were granted during the Financial Period, 1,260,000 of which were granted to insiders.

Subsequent to the Financial Period, the Company has granted incentive stock options to purchase a total of 250,000 common shares without par value, all of which were granted to insiders.

As at the date hereof, incentive stock options to purchase up to a total of 1,612,500 common shares are outstanding, of which option to purchase up to a total of 1,560,000 shares pertain to insiders.

 (f)      Member Approval

All of the options described in part (b) above marked with a " " were issued pursuant to the Company's Incentive Stock Option Plan approved by the members at the last Annual General Meeting held May 24, 1996. Although the Company believes that it was authorized under its Plan to issue all of the options shown in parts (b) and (d) and marked with an asterisk, the TSE concluded that such options could not be issued pursuant to the member approval granted for the Plan. Accordingly, member approval is sought for each option marked with an asterisk. Each of the option grants marked with an asterisk was approved by the Board of Directors. The objective of these grants is to provide for and encourage ownership of common shares of the Company by its directors and officers so that such persons may increase their stake in the Company and benefit from increases in the value of common shares. It is the view of the Board of Directors that these grants are a significant incentive for the directors and officers to continue and to increase their efforts in promoting the Company's operations to the mutual benefit of both the Company and such individuals.

The persons to whom such options were issued will abstain from the voting for approval of their respective options.

COMPLIANCE WITH SECTION 16(a) OF THE U.S. SECURITIES EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5 filed for fiscal
1996, the following executive officers, directors or ten percent shareholders filed late reports.

John Robins filed two late reports which disclosed a total of two transactions reported late. Matthew Mason (a former director) filed three late reports which disclosed a total of seven transactions reported late. Robert Prescott and James Frank each filed one late report which disclosed one transaction reported for each. Fred Hewett (a former vice-president) filed one late report which disclosed one transaction reported late.

The Company is not aware of any reporting persons who failed to file a required report. In response to the foregoing late filings, the Company has implemented a compliance policy requiring its executive officers and directors to report all proposed transactions in the Company's common shares before entering into such transaction. This policy should help insure that the Company's executive officers and directors file all required reports on a timely basis in the future.

SHAREHOLDER PROPOSALS

Proposals of members intended to be presented at the 1998 Annual General Meeting of Members must be received by the Company on or before November 26, 1997 in order to be eligible for inclusion in the Company's proxy-related material. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

OTHER MATTERS

Management does not know of any other matters to be brought before the Meeting. If any other matters not mentioned in the Notice and Information Circular, are properly brought before the Meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgement on such matters.

DATED at Vancouver, British Columbia, this 15th day of April,
1997.


BY ORDER OF THE BOARD OF DIRECTORS

GREGORY A. HAHN, President and Director

                        SUMMO MINERALS CORPORATION

                            INSTRUMENT OF PROXY
              THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

THE UNDERSIGNED, A REGISTERED SHAREHOLDER OF SUMMO MINERALS CORPORATION (THE "COMPANY"), HEREBY APPOINTS MARK A. HELLERSTEIN, OR FAILING HIM, GREGORY A. HAHN, OR INSTEAD OF EITHER OF THE FOREGOING ________________________, (HEREINAFTER CALLED THE "NOMINEE"), AS PROXYHOLDER, WITH FULL POWER OF SUBSTITUTION, TO ATTEND, ACT AND VOTE IN RESPECT OF ALL SHARES REGISTERED IN THE NAME OF THE UNDERSIGNED AT THE ANNUAL GENERAL MEETING OF THE COMPANY TO BE HELD IN VANCOUVER, B.C. ON FRIDAY, JUNE 20, 1997, AT 11:00 A.M. (LOCAL TIME), AND AT ANY AND ALL ADJOURNMENTS THEREOF. WITHOUT LIMITING THE GENERAL POWERS HEREBY CONFERRED, THE SAID NOMINEE IS DIRECTED, IN RESPECT OF THE FOLLOWING MATTERS PROPOSED BY MANAGEMENT TO GIVE EFFECT TO FOLLOWING CHOICES, AS INDICATED BY CHECK MARKS OR X'S:

1. To elect each of the following persons as a director of the Company for the ensuing year:

     John W. Ivany       VOTE FOR ____
                         WITHHOLD VOTE ____

     Frank E. Shanley    VOTE FOR ____
                         WITHHOLD VOTE ____

     John E. Robins      VOTE FOR ____
                         WITHHOLD VOTE ____

     Mark A. Hellerstein VOTE FOR _
                         WITHHOLD VOTE _

     Gregory A. Hahn     VOTE FOR ____
                         WITHHOLD VOTE ____

     Robert. Mason       VOTE FOR ____
                         WITHHOLD VOTE ____

    J. Douglas Little    VOTE FOR ____
                         WITHHOLD VOTE ____

2.   To re-elect Coopers & Lybrand, Chartered Accountants, as
     Auditors of the Company for the ensuing year.

     VOTE FOR _____________   or WITHHOLD VOTE _____________.

3.   To approve the option grants to the following insiders:

     John E. Robins      VOTE FOR ____  or VOTE AGAINST    ____
     Vice President,
      Director
     150,000 Shares

     Gregory A. Hahn     VOTE FOR ____  or VOTE AGAINST    ____
     Chief Executive
      Officer, Director
     50,000 Shares

     Michael Charneskie  VOTE FOR ____  or VOTE AGAINST    ____
     Secretary,
      Corporate Controller
     20,000 Shares

     Karen Melfi         VOTE FOR ____  or VOTE AGAINST   ____
     Vice President of
      Land and Government
      Affairs
     20,000 Shares

     Robert L. Mason     VOTE FOR ____  or VOTE AGAINST   ____
     Director
     150,000 Shares

     Frank E. Shanley    VOTE FOR ____  or VOTE AGAINST   ____
     Director
     100,000 Shares

4. To transact such other business as may properly come before the meeting.

     VOTE FOR ____________    or VOTE AGAINST _____________.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE NOMINEES HEREBY APPOINTED, ON ANY POLL, IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE SPACES PROVIDED ABOVE. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED AS IF THE MEMBER HAD SPECIFIED AN AFFIRMATIVE VOTE. WITH RESPECT TO ANY AMENDMENTS OR VARIATIONS IN ANY OF THE PROPOSALS SET OUT ABOVE, OR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED BY THE NOMINEE HEREBY APPOINTED AS HE IN HIS SOLE DISCRETION SEES FIT.

The undersigned hereby revokes any Proxy previously given and acknowledges receipt of the Notice of Meeting, Information Circular dated April 25, 1997, the Directors Report and audited financial statements for the year ended December 31, 1996.

NOTES:

1. A Proxy, to be valid, must be dated and signed by the member or his attorney duly authorized in writing, or, where the member is a corporation, by a duly authorized officer or attorney of the corporation. If the proxy is executed by an attorney for an individual member or by an officer or attorney of a corporate member not under its common seal, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof must accompany the proxy instrument.

2. To be effective, the Proxy, together with the power of attorney or other authority, if any, under which it was signed must be deposited with the Pacific Corporate Trust Company at 830
- 625 Howe Street, Vancouver, B.C. V6C 2T6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the meeting, or with the Chairman prior to the commencement of the meeting.

PLEASE DATE THIS PROXY AND SIGN AS YOUR NAME APPEARS HEREON.


_________________________          ________________________
Signature                          Number of Shares Held

Date: ________________

__________________________________
Name (please print)

_____________________________________
Address

                          ANNUAL RETURN CARD FORM
                (REQUEST FOR INTERIM FINANCIAL STATEMENTS)


TO:  REGISTERED AND NON-REGISTERED SHAREHOLDERS OF
     SUMMO MINERALS CORPORATION (the "Company")
     CUSIP NO. 86636K106

National Policy Statement No. 41/Shareholder Communication provides shareholders with the opportunity to elect annually to have their name added to the Company's SUPPLEMENTAL MAILING LIST in order to receive interim financial statements. If you are interested in receiving such statements or other selective shareholder comunications, please complete and mail this form to the Company's Registrar and Transfer Agent, Pacific Corporate Trust Company, at 830 - 625 Howe Street, Vancouver, British Columbia, Canada, V6C 3B8.


Name:          ________________________________________
               Please Print

Address:       ________________________________________

               ________________________________________


Date:          ____________________